UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2020
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Casella Waste Systems, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane,
Rutland,	Vermont	05701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (802) 775-0325
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	CWST	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 13, 2020, David L. Schmitt, Senior Vice President and General Counsel of Casella Waste Systems, Inc. (the “Company”), informed the Company that he will retire from the Company effective December 31, 2020 (the “Effective Date”). Shelley Sayward, the Company’s Vice President and Assistant General Counsel, will be appointed to the position of Vice President and General Counsel upon Mr. Schmitt’s retirement.
In connection with his retirement, Mr. Schmitt will receive the following severance benefits: (1) payment of an amount equal to (a) the sum of (i) the highest annual base salary paid to him at any time prior to the Effective Date and (ii) his target annual cash incentive compensation opportunity under the Company’s Non-Equity Incentive Plan for the fiscal year ending December 31, 2020 and (b) any accrued but unpaid or unused, as applicable, base salary, bonus and vacation; (2) continued participation in the Company’s group medical, dental, disability and life insurance coverages for a period of one year following the Effective Date; (3) accelerated vesting of all outstanding restricted stock unit awards held by Mr. Schmitt as of the Effective Date; and (4) continued vesting of all outstanding performance stock unit awards held by Mr. Schmitt as of the Effective Date as if Mr. Schmitt had remained employed at the Company through the end of the applicable performance period.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASELLA WASTE SYSTEMS, INC.

Date: October 14, 2020	By:	/s/ Edmond R. Coletta
Edmond R. Coletta
Senior Vice President and Chief Financial Officer

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